STATEMENTS OF OPERATIONS (Audited) - USD ($)	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Sales:
Merchandise Sales	$ 125,386	$ 125,269
Total Income	125,386	125,269
Cost of Goods Sold:
Purchases - Resale Items	113,880	116,882
Total Cost of Goods Sold	113,880	116,882
Gross Profit	11,507	8,387
Operating Expenses:
General and administrative	21,221	7,492
Depreciation	289	289
Advertising & Promotion	43,100	4,232
Total Expenses	64,609	12,013
Income Before Income Tax	(53,102)	(3,625)
Provision for Income Tax
Net Income for Period	$ (53,102)	$ (3,625)
Net gain (loss) per share:
Basic and diluted	$ (0.0105)	$ (0.0009)
Weighted average number of shares outstanding:
Basic and diluted	5,080,000	4,000,000